Investor Presentation February 2022 Nasdaq: ALR 1

Warning Concerning Forward-Looking Statements Note: Data throughout this presentation is unaudited and as of and for the year ended December 31, 2021, unless otherwise noted. Also, statements about the industry and demographics relate to the United States. Throughout this presentation we show financial results of the senior living communities that we manage on behalf of DHC. Managed senior living communities' financial results do not represent our financial results, and are included to provide supplemental information regarding the operating results and the financial conditions of the communities from which we earn management fees. This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and our actual results may differ materially from those contained in, or implied by, our forward- looking statements. Forward-looking statements in this presentation relate to various aspects of our business, including the implementation and anticipated effects of our strategic plan, our targets for certain earnings, expense, operating and other financial metrics following implementation of our strategic plan, our ability to operate our senior living communities profitably, our anticipated uses of cash liquidity, our ability to grow revenues at the senior living communities we manage and to increase the fees we earn from managing senior living communities, our normalized targeted occupancy, revenue composition and certain financial metrics, our expectation that we will continue to provide an exception resident experience to resident while offering lifestyle and concierge services, our ability to increase the number of senior living communities we operate and residents we serve and to grow our other sources of revenues, including rehabilitation and wellness services and other services we may provide, our expectation that we will enter into new strategic relationships, whether the aging U.S. population and increasing life spans of older adults will increase the demand for senior living communities, health and wellness centers and other healthcare related properties and services, and the impact of COVID-19 on our business. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control, such as the impact of conditions in the economy and the capital markets on us and our residents and other customers, competition within the senior living and other health and wellness related services businesses, older adults delaying or forgoing moving into senior living communities or purchasing health and wellness services from us, increases in our labor costs or in costs we pay for goods and services, increases in tort and insurance liability costs, our operating and debt leverage, actual and potential conflicts of interest with our related parties, changes in Medicare or Medicaid policies and regulations, which could result in reduced Medicare or Medicaid rates or a failure of such rates to cover our costs or limit the scope or funding of either or both programs, or reductions in private insurance utilization and coverage, delays or non-payments of government payments to us, compliance with, and changes to, federal, state and local laws and regulations that could affect our services or impose requirements, costs and administrative burdens that may reduce our ability to operate our business profitably, our exposure to litigation and regulatory and government proceedings, continued efforts by third party payers to reduce costs, and acts of terrorism, outbreaks of pandemics, including COVID-19, wars or other military actions climate change, weather events or other human made or natural disasters. For example: (a) challenging conditions in the senior living industry continue to exist and our business and our operations remain subject to substantial risks, many of which are beyond our control; as a result, our operations may not be profitable in the future and we may realize losses; (b) we may not successfully execute our strategic growth initiatives; (c) we may not successfully integrate, operate and profitably manage our senior living communities and rehabilitation and wellness services clinics; (d) we cannot be sure that we will enter additional management arrangements with Diversified Healthcare Trust (DHC) or other owners of senior living communities; (e) our belief that the aging of the U.S. population and increasing life spans of older adults will increase demand for senior living communities and services may not be realized or may not result in increased demand for our services; (f) our investments in our workforce and continued focus on reducing our employee turnover level may not be successful and may not result in the benefits we expect to achieve through such investments; (g) we may not be able to implement each aspect of our strategic plan within the timeframe we expect, or at all, due to a variety of factors; (h) the cost of implementing the strategic plan may be more than we expect and we may not realize the anticipated benefits of such plan; (i) our expectation that our lifestyles services segment will grow may not be realized; (j) our marketing initiatives may not succeed in increasing our occupancy and revenues, and they may cost more than any increased revenues they may generate; (k) our strategic investments to enhance efficiencies in and benefits from our purchasing of services may not be successful or generate the returns or savings we expect; (l) circumstances that adversely affect the ability of older adults or their families to pay for our services, such as economic downturns, weakening housing market conditions, higher levels of unemployment among our residents’ or potential residents’ family members, lower levels of consumer confidence, stock market volatility and/or changes in demographics generally, could affect the revenues and profitability of our senior living communities; (m) customers who pay for our services with their private resources may become unable to afford our services, resulting in decreased revenues; (n) the various federal and state government agencies that pay us for the services we provide to some of our residents and other customers are experiencing budgetary constraints and may lower the Medicare, Medicaid and other rates they pay us; (o) we may be unable to repay or refinance our debt obligations when they become due; (p) certain aspects of our operations and future growth we may pursue in our business may require significant amounts of working capital and require us to make significant capital expenditures; accordingly, we may not have sufficient cash liquidity; (q) the amount of available borrowings under our term loan is subject to our having qualified collateral, which is primarily based on the value of the assets securing our obligations under our credit facility; (r) insurance costs may continue to rise and our actions and approach to managing our insurance costs may not be successful and could result in our incurring significant costs and liabilities that we will be responsible for funding; (s) contingencies in any applicable acquisition or sale agreements we or DHC have entered into, or may enter into, may not be satisfied and our and DHC's applicable acquisitions or sales, and any related management arrangements we may expect to enter into, may not occur, may be delayed or the terms may change; (t) we and DHC may not be able to sell communities that we or DHC may seek to sell on acceptable terms; (u) the advantages we believe we may realize from our relationships with related parties may not materialize; (v) operating deficiencies or a license revocation at one or more of our senior living communities may have an adverse impact on our ability to operate, obtain licenses for, or attract residents to, our other communities; (w) we may be unable to meet collateral requirements related to our workers' compensation insurance program, which may result in higher costs; and (x) the COVID-19 pandemic may continue to adversely affect our business, operating results and financial condition for an indefinite period of time. Our Annual Report on Form 10-K for the years ended December 31, 2021 and 2020, our Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and our other filings with the Securities and Exchange Commission (SEC) identify other important factors that could cause differences from our forward-looking statements. The filings with the SEC of AlerisLife (ALR), formerly known as Five Star Senior Living Inc., are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including earnings before interest, income tax, depreciation and amortization (EBITDA) and Adjusted EBITDA, adjusted net income and adjusted earnings per diluted share. Reconciliations for these metrics to the closest U.S. generally accepted accounting principles (GAAP) metrics are included later in this investor presentation. We believe the non-GAAP financial measures included in this investor presentation are meaningful supplemental disclosures because they may help investors better understand changes in our operating results and ability to meet financial obligations or service debt, make capital expenditures and expand our business. We believe that these non-GAAP financial measures are meaningful financial measures that may help investors better understand our financial performance, including by allowing investors to compare our performance between periods and to the performance of other companies. Our management uses these non-GAAP financial measures to evaluate our financial performance and compare it over time and against competitors. These measures should not be considered as alternatives to net income (loss), net income (loss) per share or operating (loss) income, as indicators of our operating performance or as measures of our liquidity. Also, EBITDA and Adjusted EBITDA as presented may not be comparable to similarly titled amounts calculated by other companies. 2

RE-BRANDING TO ALERISLIFE 3

THE NEXT STEP IN ONGOING STRATEGIC PLAN Q2 2019 Q1 2021 Announced plan to change 184 communities from triple net lease structure to managed-only structure. • Reduced 2019 rent by approximately 34%. • Significantly reduced senior living operating risk by converting to management contracts. • Increased cash balance by approximately $125M via agreement. • No longer expressed doubt to continue as a going concern. Announced new strategic plan to focus operations on larger, lower acuity senior living communities. • Formal exit of the skilled nursing business. • Renewed focus on operational strengths within senior living. • Repositioning the company to grow and diversify revenue streams through lifestyle services. On January 26, changed the company name to AlerisLife. • Continue delivery of an exceptional resident experience to senior living and active adult residents, while also offering lifestyle services to the younger “choice- based” consumer, building an earlier trusted partnership. • Continue lifestyle services growth through new ventures and existing businesses, such as Ageility rehabilitation. • Announce strategic relationships to further enrich the customer experience and position AlerisLife as a provider of a wide range of services that its current and future customers desire. 4

BUSINESS AT A GLANCE AS OF DECEMBER 31, 2021 RESIDENTIAL CUSTOMERS: APPROX. 16,000 LIFESTYLE SERVICES CUSTOMERS: APPROX. 17,000 TOTAL COMMUNITIES 140 TOTAL LIVING UNITS 19,999 TOTAL CLINICS 215 TOTAL TEAM MEMBERS: APPROX. 10,700 Pursuant to the repositioning phase of the Strategic Plan, we closed 27 of the 37 Ageility inpatient rehabilitation clinics originally planned to be closed and 107 senior living communities managed for DHC were transitioned to new operators in 2021 and one senior living community was closed in February 2022. These transitioned communities had 45 Ageility outpatient rehabilitation clinics. As of December 31, 2021 we continue to operate 28 of these outpatient rehabilitation clinics. The remaining 17 outpatient rehabilitation clinics were closed in December 2021 in senior living communities that were transitioned to a new operator in 2021 or closed in February 2022. (1) Excludes one senior living community with ~100 living units that we closed in February 2022. (1) (1) 5

(1) Includes retained portfolio we managed as of December 31, 2021. Excludes one senior living community that we manage for DHC which has 49 AL living units, 46 skilled nursing facility units and 11 MC living units, that was closed in February 2022. (2) Managed on behalf of DHC. (3) Includes one active adult (AA) community with 167 units. Independent Living (IL) and Active Adult (AA) Assisted Living (AL) Memory Care (MC) Total Units % of Total Units Managed (2) 9,857 55% 6,451 36% 1,591 9% 17,899 89% Owned 566 27% 1,264 60% 270 13% 2,100 11% Total Units 10,423 7,715 1,861 19,999 100% % of Total Units 52% 39% 9% 100% Average Occupancy 74.1% 72.7% 72.0% 72.1% 72.2% 72.7% 72.4% 72.5% 73.0% 73.7% 73.6% 74.0% 73.9% Month End Occupancy 73.7% 72.5% 72.7% 72.5% 73.0% 72.6% 72.8% 73.2% 74.4% 74.7% 74.7% 74.4% 74.8% RESIDENTIAL SEGMENT Residential Unit Mix at December 31, 2021 — Strategically Focused on Choice Based Product (1) (3) Average Occupancy Month End Occupancy Dec'20 Jan'21 Feb'21 Mar'21 Apr'21 May'21 Jun'21 Jul'21 Aug'21 Sept'21 Oct'21 Nov'21 Dec'21 65.0% 70.0% 75.0% 80.0% 85.0% 6

• Our sales lead volume for the month of January 2022 was 6,654, a decrease of 362 basis points (bps) from January 2021 as we focus on targeting qualified leads. • Our tour volume was 1,741 for the month of January 2022, an increase of 1,748 bps from January 2021. • Our year-to-date conversion rate as of February 18, 2022 has increased 138 bps to 663 bps from a low in January 2021. • Capex deployed for upgrades and reinvestment of communities of $11.7 million and $103.4 million in the owned and managed communities, respectively. • Increased our average room rate by approximately 8%, effective February 2022. Move-Ins Dec. 2021 YoY Change: +76% Tours Dec. 2021 YoY Change: +70% RESIDENTIAL OPERATIONS UPDATE Move-Ins 2021 Move Outs as a % of 2019 Move Outs Tour Volume 7

RESIDENTIAL RATE AND OCCUPANCY DETAILS

Retained Community RevPAR and Avg. Occupancy (1)(3)(4)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
Rate ($)
85.0%
80.0%
75.0%
70.0%
65.0%
Average Occupancy
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021
Owned RevPAR
Owned Avg. Occupancy
Managed RevPAR
Managed Avg. Occupancy

Retained Community RevPOR (2)(3)(4)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
Rate ($)
Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021
Owned RevPOR
Managed RevPOR

Retained Community Data by Community Type (3)

Owned		4Q20	1Q21	2Q21	3Q21	4Q21
IL/AL	Month End Occupancy	70.2%	69.0%	70.1%	72.9%	72.7%
	RevPAR	$2,549	$2,421	$2,357	$2,354	$2,349
	RevPOR	$3,445	$3,515	$3,413	$3,270	$3,192

Managed		4Q20	1Q21	2Q21	3Q21	4Q21
IL/AL	Month End Occupancy	74.2%	73.2%	73.3%	74.6%	75.2%
	RevPAR	$3,054	$2,946	$2,961	$2,941	$2,900
	RevPOR	$3,954	$4,051	$4,018	$3,922	$3,831

(1) RevPAR is defined by us as resident fee revenues for the retained portfolio total units for the period divided by the average number of available units for the period, divided by the number of months in the period. Average number of available units for the period includes only living units categorized as in service. Amounts for Q4 2020 and Q1-Q4 2021 exclude income received by communities under the CARES Act and other government grants.

(2) RevPOR is defined by us as resident fee revenues for the portfolio total units divided by the average number of occupied units for the period, divided by the number of months in the period. Amounts for Q4 2020, Q1 2021 and Q2 2021 exclude income received under the CARES Act and other government grants.

(3) Retained community data represents data for 20 owned senior living communities and 120 managed senior living communities that we continuously owned or managed since January 1, 2020. Retained communities are exclusive of 107 senior living communities previously managed for DHC that transitioned to new operators in 2021 and one senior living community managed for DHC that was closed in February of 2022 and 1,532 SNF units in 27 CCRCs that were closed during the year ended December 31, 2021. These SNF units are in the process of being repositioned and ALR will continue to manage them for DHC. Retained communities are also exclusive of four leased communities with approximately 200 living units where the lease was terminated on September 30, 2021.

(4) The 2021 and 2020 quarterly metrics reflect the impact COVID-19 has had on the operations of retained communities.

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COVID-19 TRENDS COVID-19 Impact • Trailing two-week resident case counts have increased recently, though few hospitalizations have been reported due to high vaccination rates and efficacy of vaccines. • 69% of communities have zero reported resident COVID-19 Cases on a trailing two-week basis through December 31, 2021. • 100% of communities are accepting new residents. Operations Update • All communities require staff to be vaccinated. • Booster vaccines have been administered to a majority of residents. • Nearly all communities continue to allow visitors, in- person tours, and communal dining while maintaining strict adherence to state, local, and/or Five Star- imposed guidelines. • Previous requirement to self-quarantine post move in has been removed at most properties if new resident is fully vaccinated and tests negative for COVID-19. ▪ As of February 18, 2022, there were less than 75 confirmed COVID-19 cases among our residents. 9 Trailing 2 Week Resident Confirmed Cases

LIFESTYLE SERVICES SEGMENT

Number of Outpatient Clinics and Affiliation



250
200
150
100
50
203
206
209
207
215
218
223
205 (5)
25%
26%
27%
28%
30%
31%
45%
48%
75%
74%
73%
72%
70%
69%
55%
52%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Five Star Communities
Non-Five Star Communities

Comparable Outpatient Visits (1)
(amounts in thousands)



200
150
100
50
127
128
144
141
140
146
137
136
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Outpatient Visits

Outpatient clinic openings have a 5-year CAGR(2) of 22.0%

Comparable Outpatient Revenues Per Clinic (1)(3)(4)
(dollars in thousands)



Revenues
$100
$80
$60
$40
$20
$—
$69
$67
$70
$65
$65
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

Fitness Revenue Growth
(dollars in thousands)



$1,000
$800
$600
$400
$200
$—
$547
$530
$633
$681
$733
$827
$853
$890
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

(1) The metrics reflect the impact of COVID-19 on the operations of Ageility outpatient rehabilitation clinics.
(2) Compound annual growth rate, or CAGR, represents the annualized growth rate of the number of Ageility outpatient rehabilitation clinics determined by net new outpatient rehabilitation clinics for the period from January 1, 2016 through December 31, 2021.
(3) The metrics reflect the impact of COVID-19 on the operations of Ageility outpatient rehabilitation clinics.
(4) Revenues exclude the results of Ageility's home healthcare operations, which are part of AlerisLife's lifestyle services offering but not a part of Ageility's rehabilitation services.
(5) The decrease in Q4 2021 in outpatient rehabilitation clinics was due primarily to the closure of 17 Ageility outpatient rehabilitation clinics that were in senior living communities that were transitioned to a new operator in 2021 or closed in February 2022.

10

FINANCIAL OVERVIEW

Liquidity

As of December 31, 2021

- $67.0 million of unrestricted cash and cash equivalents on hand.
- $6.8 million of outstanding mortgage debt maturing 2032.

Subsequent to year end

- Closed on a $95.0 million senior secured term loan, or the Loan on January 27, 2022.
  - $63.0 million of which was funded, including $3.2 million in closing costs.
  - The Loan is secured by real estate mortgages on 14 senior living communities owned by the borrower with 1,478 living units with a net book value of $96.3 million.
  - Upon closing this Loan, our revolving credit facility, which had no borrowings outstanding, was terminated.

Uses of Cash

1. Maintenance CAPEX
   - The current average investment for our owned portfolio in Q4 2021 was approximately $2,500 per unit.
2. Expansion of Ageility Rehabilitation & Fitness Offerings
   - Opened 20 new clinics in 2021, with up front initial investment averaging $9k per clinic.
3. Investment in Growth & Operating Improvements
   - Reserving capital to pursue external growth opportunities and internal strategic initiatives.

Adjusted Net Income and Adjusted EPS (1)

In thousands, except per share amounts

	4Q20	1Q21	2Q21	3Q21	4Q21
Net (Loss) Income	$2,903	$3,315	$(12,302)	$(10,201)	$(10,737)
Adj. Net (Loss) Income	$2,931	$3,507	$(9,335)	$(7,368)	$(9,708)
Diluted EPS	$0.09	$0.10	$(0.39)	$(0.32)	$(0.34)
Adj. Diluted EPS	$0.09	$0.10	$(0.30)	$(0.23)	$(0.31)

(1) See slide 17 for calculation of adjusted Net Income and adjusted EPS.

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APPENDIX 12

TM CORPORATE STRUCTURE OVERVIEW 13

Appendix Three Months Ended December 31, 2021 December 31, 2020 Revenues Lifestyle services $ 15,626 $ 20,256 Residential 14,883 17,903 Residential management fees 9,482 14,822 Total management and operating revenues 39,991 52,981 Reimbursed community-level costs incurred on behalf of managed communities 137,195 226,264 Other reimbursed expenses 3,855 6,645 Total revenues 181,041 285,890 Other operating income — 1,936 Operating expenses Lifestyle services expenses 13,908 16,492 Residential wages and benefits 8,514 11,186 Other residential operating expenses 7,893 7,870 Community-level costs incurred on behalf of managed communities 137,195 226,264 General and administrative 18,762 20,784 Restructuring expenses 2,337 36 Depreciation and amortization 2,961 2,913 Total operating expenses 191,570 285,545 Other income (expense) 9 314 Income (loss) before income taxes and equity in losses of an investee (10,520) 2,595 (Provision) benefit for income taxes (40) 308 Equity in losses of an investee (177) — Net (loss) income $ (10,737) $ 2,903 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (in thousands) (unaudited) 14

Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 General and administrative expenses $ 20,784 $ 22,391 $ 22,748 $ 21,817 $ 18,762 Less: other reimbursements(1) 6,645 5,480 5,061 4,865 2,889 Net general and administrative expenses $ 14,139 $ 16,911 $ 17,687 $ 16,952 $ 15,873 Sequential Change 7.2% 19.6% 4.6% (4.2) % (6.4) % Total management and operating revenues $ 52,981 $ 50,460 $ 46,758 $ 42,922 $ 39,991 Sequential Change (3.6) % (4.8) % (7.3) % (8.2) % (6.8) % Net G&A as a % of management and operating revenues 26.7% 33.5% 37.8% 39.5% 39.7% (1) Other reimbursements represent reimbursements that arise from certain centralized services we provide pursuant to our management agreements with DHC and are presented exclusive of restructuring related reimbursements in connection with the Repositioning phase of the Strategic Plan. Specifically for Q2 2021, Q3 2021 and Q4 2021 reimbursements exclude $11,531, $813 and $966, respectively, of restructuring related expenses which were reimbursed by DHC. Appendix 15 GROSS VS. NET GENERAL AND ADMINISTRATIVE EXPENSES (in thousands) (unaudited)

(1) CapEx spend by segment represents amounts paid related to the acquisition of property and equipment of ALR and does not reflect amounts paid for the acquisition of property and equipment on behalf of and reimbursed by DHC. (2) 17 Ageility outpatient rehabilitation clinics were closed in December 2021 in connection with senior living communities that were transitioned to new operators in 2021 or closed in February 2022. Three Months Ended December 31, 2021 December 31, 2020 Residential: Development, redevelopment and other activities $ 440 $ 30 Building improvements 5,334 1,142 Total residential 5,774 1,172 Lifestyle services: New clinic openings 11 35 Recurring clinic investments 11 37 Total lifestyle services 22 72 Corporate and other 4 51 Total CapEx spend $ 5,800 $ 1,295 Residential: Number of units 2,100 2,302 Development, redevelopment and other activities spend per unit $ 209 $ 13 Building improvements spend per unit $ 2,540 $ 496 Lifestyle services: Number of clinics 215 244 Number of new clinics opened 2 3 Number of clinics closed(2) 20 8 Number of net new clinics (18) (5) New clinic opening spend per clinic $ 5,276 $ 11,667 Recurring investment per clinic $ 51 $ 154 Appendix CAPEX SPEND BY SEGMENT (1) (dollars in thousands, except per unit and clinic data) (unaudited) 16

Three Months Ended December 31, 2021 (1) December 31, 2020 (1) Net (loss) income, (loss) earnings per diluted share $ (10,737) $ (0.34) $ 2,903 $ 0.09 Adjustments, net of tax (3): Loss on termination of leases 1 — Net restructuring expenses (2) 1,028 28 Adjusted net (loss) income, adjusted (loss) earnings per diluted share $ (9,708) $ (0.31) $ 2,931 $ 0.09 (1) Includes funds received under the CARES Act and other government grants. (2) Costs incurred implementing the Reposition phase of the Strategic Plan recognized in the three months ended December 31, 2021, net of amounts to be reimbursements from DHC of $966. (3) The above non-GAAP adjustments are shown net of tax calculated at a statutory tax rate of 25.0% (combined federal of 21.0% and state of 4.0%) for the three months ended December 31, 2021 and 2020. The company is currently in a net tax loss carry forward position. The company’s effective rate was 0.4% and (13.1)% for the three months ended December 31, 2021 and 2020, respectively. The statutory rate was used to provide a more effective comparison to other reporting companies. Appendix NET (LOSS) INCOME AND ADJUSTED NET (LOSS) INCOME (in thousands, except per share amounts) (unaudited) 17

(1) Changes in assets and liabilities and acquisition of property and equipment for the year ended December 31, 2020. reflect reclassification adjustments of certain DHC reimbursements from the prior period to conform to the current period presentation. Year Ended December 31, 2021 December 31, 2020 CASH FLOW FROM OPERATING ACTIVITIES: Net loss $ (29,925) $ (7,589) Adjustments to reconcile net loss to cash (used in) provided by operating activities Non-cash income and expense adjustments, net 16,149 35,587 Changes in assets and liabilities (1) 6,203 23,383 Net cash (used in) provided by operating activities (7,573) 51,381 CASH FLOW FROM INVESTING ACTIVITIES: Acquisition of property and equipment(1) (9,439) (5,427) Purchases of debt and equity investments (3,156) (5,750) Proceeds from sale of property and equipment — 2,725 Distributions in excess of earnings from Affiliates Insurance Company 11 287 Proceeds from sale of debt and equity investments 4,934 10,408 Net cash (used in) provided by investing activities (7,650) 2,243 CASH FLOW FROM FINANCING ACTIVITIES: Costs related to issuance of common stock — (559) Repayments of mortgage note payable (414) (387) Repayments of finance lease principal (807) — Payment of employee tax obligations on withheld shares (214) (60) Net cash used in financing activities (1,435) (1,006) (Decrease) increase in cash and cash equivalents and restricted cash and restricted cash equivalents (16,658) 52,618 Cash and cash equivalents and restricted cash and restricted cash equivalents at beginning of period 109,597 56,979 Cash and cash equivalents and restricted cash and restricted cash equivalents at end of period $ 92,939 $ 109,597 Reconciliation of cash and cash equivalents and restricted cash and cash equivalents: Cash and cash equivalents $ 66,987 $ 84,351 Current restricted cash and cash equivalents 24,970 23,877 Other restricted cash and cash equivalents 982 1,369 Cash and cash equivalents and restricted cash and cash equivalents at end of period $ 92,939 $ 109,597 Appendix CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW (in thousands) (unaudited) 18

RESIDENTIAL PORTFOLIO

(in thousands) (unaudited)

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Revenues					
Owned and leased(1)	$ 17,903	$ 17,057	$ 16,378	$ 16,320	$ 14,883
Managed(2)	278,637	259,966	243,947	210,160	161,907
Total	296,540	277,023	260,325	226,480	176,790
Other operating income					
Owned and leased(1)	1,715	7,774	2	—	—
Managed(2)	12,520	1,617	16,564	786	602
Total	14,235	9,391	16,566	786	602
Operating costs					
Residential wages and benefits					
Owned and leased(1)	11,186	12,013	9,896	8,547	8,513
Managed(2)	160,248	148,799	139,016	113,417	88,139
Subtotal	171,434	160,812	148,912	121,964	96,652
Other residential operating expenses					
Owned and leased(1)	7,493	5,890	8,595	6,842	7,658
Managed(2)	92,443	88,545	76,610	79,298	62,434
Subtotal	99,936	94,435	85,205	86,140	70,092
General and administrative expenses					
Owned and leased(1)	376	376	374	342	236
Managed(2)	5,758	5,759	5,735	4,970	2,434
Subtotal	6,134	6,135	6,109	5,312	2,670
Other expenses					
Owned and leased(1)	2,126	2,135	2,147	2,164	2,167
Managed(2)	3,229	4,069	16,100	6,071	6,321
Subtotal	5,355	6,204	18,247	8,235	8,488
Total operating costs					
Owned and leased(1)	21,181	20,414	21,012	17,895	18,574
Managed(2)	261,678	247,172	237,461	203,756	159,328
Subtotal	282,859	267,586	258,473	221,651	177,902
Operating income					
Owned and leased(1)	(1,563)	4,417	(4,632)	(1,575)	(3,691)
Managed(2)	29,479	14,411	23,050	7,190	3,181
Subtotal	$ 27,916	$ 18,828	$ 18,418	$ 5,615	$ (510)
Operating margin					
Owned and leased(1)	(8.0)%	17.8 %	(28.3)%	(9.7)%	(24.8)%
Managed(2)	10.1 %	5.5 %	8.8 %	3.4 %	2.0 %
Subtotal	9.0 %	6.6 %	6.7 %	2.5 %	(0.3)%

(1) The leases for the four communities leased from HealthPeak Properties, Inc. (PEAK) were terminated as of September 30, 2021.
(2) Financial results are community level and are not included in ALR's consolidated results of operations. ALR earns 5% management fee on revenues recognized by community based on U.S. GAAP.

Appendix

19

Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Operating margin Owned and leased(1) (8.0) % 17.8% (28.3) % (9.7) % (24.8) % Managed(2) 10.1% 5.5% 8.8% 3.4% 2.0 % Subtotal 9.0% 6.6% 6.7% 2.5% (0.3) % Depreciation Owned and leased(1) $ 2,126 $ 2,135 $ 2,147 $ 2,164 $ 2,167 Managed(2) 3,229 4,069 4,568 5,258 5,353 Subtotal 5,355 6,204 6,715 7,422 7,520 EBITDA Owned and leased(1) 563 6,552 (2,485) 589 (1,524) Managed(2) 32,708 18,480 27,618 12,448 8,534 Subtotal $ 33,271 $ 25,032 $ 25,133 $ 13,037 $ 7,010 EBITDA margin Owned and leased(1) 2.9% 26.4% (15.2) % 3.6% (10.2) % Managed(2) 11.2% 7.1% 10.6% 5.9% 5.3 % Total 10.7% 8.7% 9.1% 5.7% 4.0% (1) The leases for the four communities leased from PEAK were terminated as of September 30, 2021. (2) Financial results are community level and are not included in ALR's consolidated results of operations. ALR earns 5% management fee on revenues recognized by community based on U.S. GAAP. Appendix RESIDENTIAL PORTFOLIO CONTINUED (in thousands) (unaudited) 20

RESIDENTIAL PORTFOLIO - COMPARABLE[3]

(in thousands) (unaudited)

	Q4 2020 [3]	Q1 2021 [3]	Q2 2021 [3]	Q3 2021 [3]	Q4 2021 [3]
Revenues					
Owned[1]	$ 16,068	$ 15,243	$ 14,846	$ 14,829	$ 14,797
Managed[2]	192,654	185,317	168,655	158,508	155,798
Total	208,722	200,560	183,501	173,337	170,595
Operating costs					
Residential wages and benefits					
Owned[1]	11,020	10,905	9,026	7,768	8,529
Managed[2]	102,242	99,674	90,358	80,289	83,662
Subtotal	113,262	110,579	99,384	88,057	92,191
Other residential operating expenses					
Owned[1]	5,564	4,676	6,090	5,460	7,598
Managed[2]	62,240	61,950	53,533	58,579	59,175
Subtotal	67,804	66,626	59,623	64,039	66,773
General and administrative expenses					
Owned[1]	333	333	332	303	230
Managed[2]	4,071	4,072	4,055	3,946	2,164
Subtotal	4,404	4,405	4,387	4,249	2,394
Other expenses					
Owned[1]	1,968	1,987	2,024	2,053	2,166
Managed[2]	2,622	3,256	3,678	4,408	5,276
Subtotal	4,590	5,243	5,702	6,461	7,442
Total operating costs					
Owned[1]	18,885	17,901	17,472	15,584	18,523
Managed[2]	171,175	168,952	151,624	147,222	150,277
Subtotal	190,060	186,853	169,096	162,806	168,800
Operating income					
Owned[1]	(2,817)	(2,658)	(2,626)	(755)	(3,726)
Managed[2]	21,479	16,365	17,031	11,286	5,521
Subtotal	$ 18,662	$ 13,707	$ 14,405	$ 10,531	$ 1,795
Operating margin					
Owned[1]	(17.5)%	(17.4)%	(17.7)%	(5.1)%	(25.2)%
Managed[2]	11.1 %	8.8 %	10.1 %	7.1 %	3.5 %
Subtotal	8.9 %	6.8 %	7.9 %	6.1 %	1.1 %

(1) Financial results for senior living communities that we have continuously owned since October 1, 2020, and excludes four communities leased from PEAK with approximately 200 living units where the leases were terminated on September 30, 2021.

(2) Financial results are community level and are not included in ALR's consolidated results of operations. ALR earns 5% management fee on revenues recognized by community based on U.S. GAAP. Financial results for senior living communities continuously managed since October 1, 2020, and excludes (i) 107 senior living communities previously managed for DHC that were transitioned to new operators in 2021 and one senior living community managed for DHC that was closed in February 2022 and (ii) 1,532 SNF units in 27 CCRCs that were closed during the year ended December 31, 2021 and are in the process of being repositioned that we will continue to manage for DHC.

(3) Exclusive of the Provider Relief Funds under the CARES Act, and other government grants recognized as other income. In addition, exclusive of restructuring expenses of $10.2 million, $0.2 million and $0.3 million for Q2, Q3 and Q4 of 2021, respectively, for the retained managed portfolio.

Appendix

21

RESIDENTIAL PORTFOLIO - COMPARABLE CONTINUED (3)

(in thousands) (unaudited)

	Q4 2020 (3)	Q1 2021 (3)	Q2 2021 (3)	Q3 2021 (3)	Q4 2021 (3)
Operating margin					
Owned(1)	(17.5)%	(17.4)%	(17.7)%	(5.1)%	(25.2)%
Managed(2)	11.1 %	8.8 %	10.1 %	7.1 %	3.5 %
Subtotal	8.9 %	6.8 %	7.9 %	6.1 %	1.1 %
Depreciation					
Owned(1)	$ 1,968	$ 1,987	$ 2,024	$ 2,053	$ 2,166
Managed(2)	2,622	3,256	3,678	4,408	5,276
Subtotal	4,590	5,243	5,702	6,461	7,442
Management Fee					
Managed(2)	9,643	9,281	8,449	7,941	7,805
EBITDA					
Owned(1)	(849)	(671)	(602)	1,298	(1,560)
Managed(2)	14,458	10,340	12,260	7,753	2,992
Subtotal	$ 13,609	$ 9,669	$ 11,658	$ 9,051	$ 1,432
EBITDA margin					
Owned(1)	(5.3)%	(4.4)%	(4.1)%	8.8 %	(10.5)%
Managed(2)	7.5 %	5.6 %	7.3 %	4.9 %	1.9 %
Total	6.5 %	4.8 %	6.4 %	5.2 %	0.8 %

(1) Financial results for senior living communities that we have continuously owned since October 1, 2020, and excludes four communities leased from PEAK with approximately 200 living units where the leases were terminated on September 30, 2021.

(2) Financial results are community level and are not included in ALR's consolidated results of operations. ALR earns 5% management fee on revenues recognized by community based on U.S. GAAP. Financial results for senior living communities continuously managed since October 1, 2020, and excludes (i) 107 senior living communities previously managed for DHC that were transitioned to new operators in 2021 and one senior living community managed for DHC that was closed in February 2022 and (ii) 1,532 SNF units in 27 CCRCs that were closed during the year ended December 31, 2021 and are in the process of being repositioned that we will continue to manage for DHC.

(3) Exclusive of the Provider Relief Funds under the CARES Act, and other government grants recognized as other income. In addition, exclusive of restructuring expenses of $10.2 million, $0.2 million and $0.3 million for Q2, Q3 and Q4, respectively, for the retained managed portfolio.

Appendix

22

Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Outpatient Total clinics 207 215 218 223 205 Total clinic visits 150 149 156 147 148 Operating Revenue $ 14,130 $ 13,831 $ 14,515 $ 13,600 $ 13,738 Cares Act Revenue 262 — — — — Total Revenue 14,392 13,831 14,515 13,600 13,738 Operating costs Lifestyle services expenses $ 12,171 $ 11,839 $ 12,727 $ 12,288 $ 12,596 Depreciation Expense 107 104 107 109 102 Restructuring Expense — — — — 8 Total Operating Expenses 12,278 11,943 12,834 12,397 12,706 Operating Income (Excludes Cares Act) 1,852 1,888 1,681 1,203 1,032 Depreciation 107 104 107 109 102 EBITDA (Excludes Cares Act) $ 1,959 $ 1,992 $ 1,788 $ 1,312 $ 1,134 Operating margin (Excludes Cares Act) 13.1% 13.7% 11.6% 8.8% 7.5 % EBITDA margin (Excludes Cares Act) 13.9% 14.4% 12.3% 9.6% 8.3 % Appendix AGEILITY OUTPATIENT FINANCIAL DATA (in thousands, except clinics) (unaudited) 23

Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Outpatient Total clinics 183 183 183 183 183 Total clinic visits 141 140 146 137 136 Operating Revenue $ 13,197 $ 12,919 $ 13,579 $ 12,678 $ 12,657 Cares Act Revenue (82) — — — Total Revenue 13,115 12,919 13,579 12,678 12,657 Operating costs Lifestyle services expenses $ 11,358 $ 10,937 $ 11,791 $ 11,297 $ 11,414 Depreciation Expense 94 91 90 89 78 Restructuring Expense — — — — 8 Total Operating Expenses 11,452 11,028 11,881 11,386 11,500 Operating Income (Excludes Cares Act) 1,745 1,891 1,698 1,292 1,157 Depreciation 94 91 90 89 78 EBITDA $ 1,839 $ 1,982 $ 1,788 $ 1,381 $ 1,235 Operating margin (Excludes Cares Act) 13.2% 14.6% 12.5% 10.2% 9.1 % EBITDA margin 13.9% 15.3% 13.2% 10.9% 9.8 % Appendix (1) Comparable clinics includes data for 183 Ageility outpatient clinics that ALR has continuously owned and operated since October 1, 2020. AGEILITY OUTPATIENT FINANCIAL DATA - COMPARABLE(1) (in thousands, except clinics) (unaudited) 24

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